Exhibit 4.9



-------------------------------------------------------------------------------



                     CHASE CREDIT CARD OWNER TRUST 2004-1



                   Class A Floating Rate Asset Backed Notes
                   Class B Floating Rate Asset Backed Notes
                   Class C Floating Rate Asset Backed Notes



                                ---------------


                                   INDENTURE


                           Dated as of March 4, 2004


                                ---------------


                             THE BANK OF NEW YORK

       as Indenture Trustee, Securities Intermediary and Transfer Agent



-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           Page
                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1.    Definitions.................................................  2
SECTION 1.2.    Incorporation by Reference of Trust Indenture Act........... 19
SECTION 1.3.    Usage of Terms.............................................. 19
SECTION 1.4.    Calculation of Interest..................................... 20

                                  ARTICLE II

                                   THE NOTES

SECTION 2.1.    Form........................................................ 20
SECTION 2.2.    Execution, Authentication and Delivery...................... 21
SECTION 2.3.    Temporary Notes............................................. 21
SECTION 2.4.    Registration of Transfer and Exchange....................... 21
SECTION 2.5.    Mutilated, Destroyed, Lost or Stolen Notes.................. 24
SECTION 2.6.    Persons Deemed Owner........................................ 25
SECTION 2.7.    Payment of Principal and Interest........................... 26
SECTION 2.8.    Cancellation................................................ 27
SECTION 2.9.    Release of Collateral....................................... 28
SECTION 2.10.   Book-Entry Notes............................................ 29
SECTION 2.11.   Notices to Clearing Agency.................................. 30
SECTION 2.12.   Definitive Notes............................................ 30
SECTION 2.13.   Authenticating Agent........................................ 30
SECTION 2.14.   Appointment of Paying Agent................................. 32
SECTION 2.15.   CUSIP Numbers............................................... 33
SECTION 2.16.   Determination of LIBOR...................................... 34

                                  ARTICLE III

                                   COVENANTS

SECTION 3.1.    Payment of Principal and Interest........................... 35
SECTION 3.2.    Maintenance of Office or Agency............................. 35

                                                                           Page

SECTION 3.3.    Money for Payment To Be Held in Trust....................... 35
SECTION 3.4.    Existence................................................... 36
SECTION 3.5.    Protection of Owner Trust Estate............................ 37
SECTION 3.6.    Opinions as to Owner Trust Estate........................... 37
SECTION 3.7.    Performance of Obligations; Servicing of Series
                Certificate................................................. 38
SECTION 3.8.    Negative Covenants.......................................... 39
SECTION 3.9.    Annual Statement as to Compliance........................... 40
SECTION 3.10.   The Issuer May Consolidate, Etc. Only on Certain Terms...... 40
SECTION 3.11.   Successor or Transferee..................................... 42
SECTION 3.12.   No Other Business........................................... 42
SECTION 3.13.   No Borrowing................................................ 43
SECTION 3.14.   Administrator's Obligations................................. 43
SECTION 3.15.   Guarantees, Loans, Advances and Other Liabilities........... 43
SECTION 3.16.   Capital Expenditures........................................ 43
SECTION 3.17.   Restricted Payments......................................... 43
SECTION 3.18.   Notice of Events of Default................................. 44
SECTION 3.19.   Further Instruments and Acts................................ 44
SECTION 3.20.   Removal of Administrator.................................... 44
SECTION 3.21.   Representations and Warranties of the Issuer
                with Respect to the Series Certificate...................... 44

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

SECTION 4.1.    Satisfaction and Discharge of Indenture..................... 45
SECTION 4.2.    Application of Trust Money.................................. 46
SECTION 4.3.    Repayment of Moneys Held by Paying Agent.................... 46
SECTION 4.4.    No Revocation or Termination of Issuer
                Without Noteholder Approval................................. 46

                                   ARTICLE V

                                   REMEDIES

SECTION 5.1.    Events of Default........................................... 47
SECTION 5.2.    Acceleration of Maturity; Rescission and Annulment.......... 47

                                                                           Page

SECTION 5.3.    Collection of Indebtedness and Suits for Enforcement
                by the Indenture Trustee.................................... 48
SECTION 5.4.    Remedies; Priorities........................................ 50
SECTION 5.5.    Optional Preservation of the Owner Trust Estate............. 52
SECTION 5.6.    Limitation of Suites........................................ 52
SECTION 5.7.    Unconditional Rights of Noteholders To Receive
                Principal and Interest...................................... 53
SECTION 5.8.    Restoration of Rights and Remedies.......................... 53
SECTION 5.9.    Rights and Remedies Cumulative.............................. 54
SECTION 5.10.   Delay or Omission Not a Waiver.............................. 54
SECTION 5.11.   Control by Noteholders...................................... 54
SECTION 5.12.   Waiver of Past Defaults..................................... 55
SECTION 5.13.   Undertaking for Costs....................................... 55
SECTION 5.14.   Waiver of Stay or Extension Law............................. 56
SECTION 5.15.   Action on Notes............................................. 56
SECTION 5.16.   Performance and Enforcement of Certain Obligations.......... 56

                                  ARTICLE VI

                                 THE INDENTURE

SECTION 6.1.    Duties of the Indenture Trustee............................. 57
SECTION 6.2.    Rights of the Indenture Trustee............................. 59
SECTION 6.3.    Individual Rights of the Indenture Trustee.................. 61
SECTION 6.4.    The Indenture Trustee's Disclaimer.......................... 61
SECTION 6.5.    Notice of Defaults.......................................... 61
SECTION 6.6.    Reports by the Indenture Trustee to Holders................. 61
SECTION 6.7.    Compensation and Indemnity.................................. 61
SECTION 6.8.    Replacement of the Indenture Trustee........................ 62
SECTION 6.9.    Successor Indenture Trustee by Merger....................... 63
SECTION 6.10.   Appointment of Co-Indenture Trustee or Separate
                Indenture Trustee........................................... 64
SECTION 6.11.   Eligibility; Disqualification............................... 65
SECTION 6.12.   Preferential Collection of Claims Against the Issuer........ 66

                                                                           Page

                                  ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.1.    The Issuer to Furnish the Indenture Trustee Names and
                Addresses of the Noteholders................................ 66
SECTION 7.2.    Preservation of Information; Communications to the
                Noteholders................................................. 66
SECTION 7.3.    Reports by the Administrator................................ 67
SECTION 7.4.    Reports by the Issuer....................................... 67
SECTION 7.5.    Reports by the Indenture Trustee............................ 68

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.1.    Collection of Money......................................... 68
SECTION 8.2.    Owner Trust Accounts........................................ 69
SECTION 8.3.    Owner Trust Spread Account Amount Increase.................. 70
SECTION 8.4.    General Provisions Regarding Owner Trust Spread Account..... 71
SECTION 8.5.    Release of Owner Trust Estate............................... 72
SECTION 8.6.    Opinion of Counsel.......................................... 72
SECTION 8.7.    Treatment as Financial Assets............................... 72
SECTION 8.8.    Powers Coupled With an Interest............................. 73

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

SECTION 9.1.    Supplemental Indentures Without Consent of Noteholders...... 73
SECTION 9.2.    Supplemental Indentures with Consent of the Noteholders..... 74
SECTION 9.3.    Effect of Supplemental Indenture............................ 76
SECTION 9.4.    Conformity with Trust Indenture Act......................... 77
SECTION 9.5.    Reference in Notes to Supplemental Indentures............... 77
SECTION 9.6.    Execution of Supplemental Indentures........................ 77

                                                                           Page

                                   ARTICLE X

                              REDEMPTION OF NOTES

SECTION 10.1.   Redemption.................................................. 77
SECTION 10.2.   Form of Redemption Notice................................... 77
SECTION 10.3.   Notes Payable on Redemption Date............................ 78

                                  ARTICLE XI

                                 MISCELLANEOUS

SECTION 11.1.   Compliance Certificates and Opinions, etc................... 79
SECTION 11.2.   Form of Documents Delivered to the Indenture Trustee........ 81
SECTION 11.3.   Actions of Noteholders...................................... 82
SECTION 11.4.   Notices, etc., to the Indenture Trustee, the Issuer
                and Note Rating Agencies.................................... 82
SECTION 11.5.   Notices to Noteholders; Waiver.............................. 82
SECTION 11.6.   Alternate Payment and Notices Provisions.................... 84
SECTION 11.7.   Conflict with Trust Indenture Act........................... 84
SECTION 11.8.   Effect of Headings and Table of Contents.................... 84
SECTION 11.9.   Successors and Assigns...................................... 84
SECTION 11.10.  Separability................................................ 84
SECTION 11.11.  Benefits of Indenture....................................... 84
SECTION 11.12.  Legal Holidays.............................................. 85
SECTION 11.13.  GOVERNING LAW............................................... 85
SECTION 11.14.  Counterparts................................................ 85
SECTION 11.15.  Recording of Indenture...................................... 85
SECTION 11.16.  Trust Obligation............................................ 85
SECTION 11.17.  No Petition................................................. 86
SECTION 11.18.  Inspection.................................................. 86
SECTION 11.19.  Tax Treatment............................................... 87

Exhibit A   -   Form of Class A Note
Exhibit B   -   Form of Class B Note
Exhibit C   -   Form of Class C Note
Exhibit D   -   Form of DTC Letter

                           CROSS REFERENCE TABLE 1/

TIA Section                        Indenture Section
-----------                        -----------------
310  (a)(1)                        6.11
     (a)(2)                        6.11
     (a)(3)                        6.10
     (a)(4)                        N.A. 2/
     (a)(5)                        6.11
     (b)                           6.8; 6.11
     (c)                           N.A.
311  (a)                           6.12
     (b)                           6.12
     (c)                           N.A.
312  (a)                           7.1; 7.2
     (b)                           7.2
     (c)                           7.2
313  (a)                           7.4
     (b)(1)                        7.4
     (b)(2)                        7.4
     (c)                           7.4
     (d)                           7.3
314  (a)                           7.3
     (b)                           3.6
     (c)(1)                        11.1
     (c)(2)                        11.1
     (d)                           11.1
     (e)                           11.1
     (f)                           N.A.
315  (a)                           6.1
     (b)                           6.5; 11.5
     (c)                           6.1


---------------------

         1/ Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

         2/  N.A. means Not Applicable.

TIA Section                        Indenture Section
-----------                        -----------------
     (d)                           6.1
     (e)                           5.13
316  (a) (last sentence)           1.1
     (a)(1)(A)                     5.11
     (a)(1)(B)                     5.12
     (a)(2)                        N.A.
     (b)                           5.7
     (c)                           N.A.
317  (a)(1)                        5.3
     (a)(2)                        5.3
     (b)                           3.3
318  (a)                           11.7

                  INDENTURE dated as of March 4, 2004, between Chase Credit Card Owner Trust 2004-1, a Delaware statutory trust (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (the "Indenture Trustee"), securities intermediary and transfer agent and not in its individual capacity.

                  Each party agrees as follows for the benefit of the other party and for the benefit of the Holders of the Issuer's Class A Floating Rate Asset Backed Notes (the "Class A Notes"), Class B Floating Rate Asset Backed Notes (the "Class B Notes") and Class C Floating Rate Asset Backed Notes (the "Class C Notes", together with the Class A Notes and the Class B Notes, the "Notes"):


                                GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all right, title and interest of the Issuer in, to and under the following property whether now owned or hereafter acquired, now existing or hereafter created and wherever located: all accounts, money, chattel paper, investment property, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, general intangibles and goods consisting of, arising from or relating to (a) the Series Certificate; (b) all money, instruments, investment property and other property (together with all earnings, dividends, distributions, income, issues, and profits relating to), distributed or distributable in respect of the Series Certificate pursuant to the terms of the Series Supplement, the Pooling and Servicing Agreement or the Deposit and Administration Agreement; (c) all money, investment property, instruments and other property on deposit from time to time in, credited to or related to the Note Distribution Account and the Owner Trust Spread Account, and in all interest, dividends, earnings, income and other distributions from time to time received, receivable or otherwise distributed to or in respect thereto (including any accrued discount realized on liquidation of any investment purchased at a discount); provided that the Grant in respect of the Owner Trust Spread Account is for the exclusive benefit of the Class C Noteholders; (d) all rights, remedies, powers, privileges and claims of the Issuer under or with respect to the Series Certificate and the Deposit and Administration Agreement (whether arising pursuant to the terms of the Deposit and Administration Agreement or otherwise available to the Issuer at law or in equity), including, without limitation, the rights of the Issuer to enforce the Pooling and Servicing Agreement, the Series Supplement and the Deposit and Administration Agreement, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Pooling and Servicing Agreement, the Series Supplement or the Deposit and Administration Agreement to the same extent as the Issuer could but for the assignment and security interest granted to the

Indenture Trustee for the benefit of the Noteholders; (e) all other property of the Issuer; and (f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds, products, rents, receipts or profits of the conversion, voluntary or involuntary, into cash or other property, all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing or any proceeds thereof (collectively, the "Collateral").

                  The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the end that the interests of the Holders of the Notes and (only to the extent expressly provided herein) the Certificateholder may be adequately and effectively protected.

                  On or before March 8, 2004, the Issuer shall cause the Series Certificate with an undated bond power covering such Series Certificate, duly executed by the Issuer, and endorsed in blank, to be delivered to the Indenture Trustee, and the Indenture Trustee shall maintain possession of the Series Certificate for the benefit of the Holders of the Notes, subject to the terms of this Indenture.


                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.1. Definitions. The following terms which are defined in the Uniform Commercial Code in the State of New York shall have the meanings set forth therein: "certificated security," "control," "financial asset," entitlement order," "investment property," "securities account," "securities intermediary," and "security entitlement." Whenever used in this Indenture, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Act" has the meaning specified in Section 11.3(a).

                  "Administrator" means Chase Manhattan Bank USA, National Association, as administrator pursuant to the Deposit and Administration Agreement, and its successors and assigns.

                  "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. A Person shall not be deemed to be an Affiliate of any specified Person solely because such other Person has the contractual right or obligation to manage such specified Person unless such other Person controls such specified Person through equity ownership or otherwise.

                  "Authenticating Agent" has the meaning specified in Section
2.13 and shall initially be the corporate trust office of JPMorgan Chase, and its successors and assigns in such capacity.

                  "Authorized Officer" means any officer of the Owner Trustee, the Administrator or the Servicer, who is authorized to act on behalf of the Owner Trustee, the Administrator or Issuer, or the Servicer, respectively, and who is identified as such on the list of authorized officers delivered by each such party on the Closing Date as such list may be modified by notice to the other parties.

                  "Available Amount" means, with respect to each Transfer Date, an amount equal to the amount to be paid in respect of the Series Certificate pursuant to Section 4.9 of the Pooling and Servicing Agreement on such date.

                  "Basic Documents" means this Indenture, the Deposit and Administration Agreement, the Trust Agreement, the Pooling and Servicing Agreement and the Series Supplement and other documents and certificates delivered in connection therewith.

                  "Book-Entry Notes" means beneficial interests in the Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 2.10.

                  "Business Day" means a day, other than a Saturday or a Sunday, on which the Indenture Trustee and banks located in New York, New York, and Wilmington, Delaware are open for the purpose of conducting a commercial banking business.

                  "Certificate" means the certificate evidencing the beneficial interest in Chase Credit Card Owner Trust 2004-1, substantially in the form attached to the Trust Agreement as Exhibit A.

                  "Certificateholder" means Chase USA.

                  "Certificate Reassignment Date" has the meaning specified in the Series Supplement.

                  "Chase USA" means Chase Manhattan Bank USA, National Association.

                  "Class A Monthly Note Interest" means, with respect to any Payment Date, an amount equal to the product of (a) the Class A Note Interest Rate for the related Note Interest Period, (b) a fraction, the numerator of which is the actual number of days in such Note Interest Period and the denominator of which is 360 and (c) the Class A Note Principal Balance on the related Record Date; provided, however, that with respect to the April 2004 Payment Date, Class A Monthly Note Interest will be an amount equal to the product of (a) the Class A Note Interest Rate, (b) a fraction the numerator of which is 42 and the denominator of which is 360 and (c) the Class A Note Initial Principal Balance.

                  "Class A Noteholder" means a Holder of a Class A Note.

                  "Class A Noteholders' Principal Distributable Amount" means, with respect to any Payment Date on and after the earlier to occur of (a) the Class A Scheduled Payment Date and (b) any Note Principal Due Date, the Class A Note Principal Balance on such Payment Date.

                  "Class A Note Initial Principal Balance" means
$1,260,000,000.

                  "Class A Note Interest Rate" means, from the Closing Date through April 14, 2004 and, with respect to each Note Interest Period, a per annum rate equal to 0.03% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

                  "Class A Note Interest Requirement" means, with respect to any Payment Date, the sum of (a) the Class A Monthly Note Interest for such Payment Date and (b) the amount of any unpaid Class A Note Interest Shortfall.

                  "Class A Note Interest Shortfall" means, with respect to any Payment Date, the sum of (a) the excess, if any, of (i) the Class A Note Interest Requirement for the preceding Payment Date, over (ii) the amount in respect of interest that was actually paid pursuant to subsection 2.7(d) with respect to interest on the Class A Notes for such preceding Payment Date, plus (b) interest on the amount of interest due but not paid to the Class A Noteholders on the preceding Payment Date, to the extent permitted by law, at the Class A Note Interest Rate from and including such preceding Payment Date to but excluding the current Payment Date.

                  "Class A Note Principal Balance" means, with respect to any date, an amount equal to the excess of (a) the Class A Note Initial Principal Balance over (b) the aggregate amount of any principal payments made to the Class A Noteholders pursuant to subsection 2.7(d) prior to such date.

                  "Class A Notes" means each of the $1,260,000,000 Class A Floating Rate Asset Backed Notes, Series 2004-1.

                  "Class A Scheduled Payment Date" means the January 2007 Payment Date.

                  "Class B Monthly Note Interest" means, with respect to any Payment Date, an amount equal to the product of (a) the Class B Note Interest Rate for the related Note Interest Period, (b) a fraction, the numerator of which is the actual number of days in such Note Interest Period and the denominator of which is 360 and (c) the Class B Note Principal Balance on the related Record Date; provided, however, that with respect to the April 2004 Payment Date, Class B Monthly Note Interest will be an amount equal to the product of (a) the Class B Note Interest Rate, (b) a fraction the numerator of which is 42 and the denominator of which is 360 and (c) the Class B Note Initial Principal Balance.

                  "Class B Noteholder" means a Holder of a Class B Note.

                  "Class B Noteholders' Principal Distributable Amount" means, with respect to any Payment Date on and after the earlier to occur of (a) the Class B Scheduled Payment Date and (b) any Note Principal Due Date, the Class B Note Principal Balance on such Payment Date.

                  "Class B Note Initial Principal Balance" means $105,000,000.

                  "Class B Note Interest Rate" means, from the Closing Date through April 14, 2004, and, with respect to each Note Interest Period, a per annum rate equal to 0.20% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

                  "Class B Note Interest Requirement" means, with respect to any Payment Date, the sum of (a) the Class B Monthly Note Interest for such Payment Date and (b) the amount of any unpaid Class B Note Interest Shortfall.

                  "Class B Note Interest Shortfall" means, with respect to any Payment Date, the sum of (a) the excess, if any, of (i) the Class B Note Interest Requirement for the preceding Payment Date, over (ii) the amount in respect of interest that was actually paid pursuant to subsection 2.7(e) with respect to interest on the Class B Notes for such preceding Payment Date, plus
(b) interest on the amount of interest due but not paid to the Class B Noteholders on the preceding Payment Date, to the extent permitted by law, at the Class B Note Interest Rate from and including such preceding Payment Date to but excluding the current Payment Date.

                  "Class B Note Principal Balance" means, with respect to any date, an amount equal to the excess of (a) the Class B Note Initial Principal Balance over (b) the aggregate amount of any principal payments made to the Class B Noteholders pursuant to subsection 2.7(e) prior to such date.

                  "Class B Notes" means each of the $105,000,000 Class B Floating Rate Asset Backed Notes, Series 2004-1.

                  "Class B Scheduled Payment Date" means the February 2007 Payment Date.

                  "Class C Monthly Note Interest" means, with respect to any Payment Date, an amount equal to the product of (a) the Class C Note Interest Rate for the related Note Interest Period, (b) a fraction, the numerator of which is the actual number of days in such Note Interest Period and the denominator of which is 360 and (c) the Class C Note Principal Balance on the related Record Date; provided, however, that with respect to the April 2004 Payment Date, Class C Monthly Note Interest will be an amount equal to the product of (a) the Class C Note Interest Rate, (b) a fraction the numerator of which is 42 and the denominator of which is 360 and (c) the Class C Note Initial Principal Balance.

                  "Class C Noteholder" means a Holder of a Class C Note.

                  "Class C Noteholders' Principal Distributable Amount" means, with respect to any Payment Date on and after the earlier to occur of (a) the Class C Scheduled Payment Date and (b) any Note Principal Due Date, the Class C Note Principal Balance on such Payment Date.

                  "Class C Note Initial Principal Balance" means $135,000,000.

                  "Class C Note Interest Rate" means, from the Closing Date through April 14, 2004, and, with respect to each Note Interest Period, a per annum rate equal to 0.47% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

                  "Class C Note Interest Requirement" means, with respect to any Payment Date, the sum of (a) the Class C Monthly Note Interest for such Payment Date and (b) the amount of any unpaid Class C Note Interest Shortfall.

                  "Class C Note Interest Shortfall" means, with respect to any Payment Date, the sum of (a) the excess, if any, of (i) the Class C Note Interest Requirement for the preceding Payment Date, over (ii) the amount in respect of interest that was actually paid pursuant to subsection 2.7(f) with respect to interest on the Class C Notes for such preceding Payment Date, plus
(b) interest on the amount of interest due but not paid to the Class C Noteholders on the preceding Payment Date, to the extent permitted by law, at the Class C Note Interest Rate from and including such preceding Payment Date to but excluding the current Payment Date.

                  "Class C Note Principal Balance" means, with respect to any date, an amount equal to the excess of (a) the Class C Note Initial Principal Balance over (b) the aggregate amount of any principal payments made to the Class C Noteholders pursuant to subsection 2.7(f) prior to such date.

                  "Class C Notes" means each of the $135,000,000 Class C Floating Rate Asset Backed Notes, Series 2004-1.

                  "Class C Scheduled Payment Date" means the February 2007 Payment Date.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act; the initial Clearing Agency shall be The Depository Trust Company.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other person for whom from time to time a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency (including a Foreign Clearing Agency).

                  "Clearstream" means Clearstream Banking, societe anonyme, and its successors.

                  "Closing Date" means March 4, 2004.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Collateral" has the meaning assigned to such term in the Granting Clause hereof.

                  "Commission" means the Securities and Exchange Commission.

                  "Corporate Trust Office" means the principal corporate trust office of the Indenture Trustee, which as of the date hereof, is located at 101 Barclay Street, 8 West, New York, New York 10286, Attention: Corporate Trust Administration or the corporate trust office of the Owner Trustee, as applicable.

                  "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Definitive Notes" means Notes issued in certificated, fully registered form as provided in Section 2.12.

                  "Deposit and Administration Agreement" means the deposit and administration agreement dated as of March 4, 2004 between the Depositor and Administrator and Chase Credit Card Owner Trust 2004-1.

                  "Depositor" means Chase USA in its capacity as Depositor under the Trust Agreement.

                  "Distribution Date" has the meaning specified in the Series Supplement.

                  "DTC" means The Depository Trust Company.

                  "DTC Letter" means the DTC Letter of Representations, substantially in the form of Exhibit D attached hereto.

                  "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such accounts, so long as any of the senior unsecured debt obligations of such depository institution shall have a credit rating from each Note Rating Agency in one of its generic credit rating categories which signifies investment grade.

                  "Eligible Institution" means (a) the Administrator or (b) a depository institution (which may be the Owner Trust Trustee, the Indenture Trustee or the Master Trust Trustee or an Affiliate) organized under the laws of the United States or any one of the states thereof which at all times (i) has a certificate of deposit rating of "P-1" by Moody's, (ii) has either (x) a long-term unsecured debt rating of "AAA" by Standard & Poor's or (y) a certificate of deposit rating of "A-1+" by Standard & Poor's and (iii) is a member of the FDIC.

                  "Euroclear Operator" means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.

                  "Event of Default" means an event specified in Section 5.1.

                  "Excess Spread Percentage" shall mean, with respect to any Monthly Period, the amount, if any, by which (i) the Portfolio Yield exceeds
(ii) the Base Rate.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" means, with respect to any corporation or bank, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation or bank, and with respect to any partnership, any general partner thereof.

                  "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

                  "Fitch" means Fitch, Inc., doing business as Fitch Ratings, and any successor thereto.

                  "Foreign Clearing Agency" means, collectively, Clearstream and the Euroclear Operator.

                  "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Trust Estate or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Holder" or "Holders" means, unless the context otherwise requires, both the Certificateholder and Noteholders.

                  "Indenture Trustee" means The Bank of New York, in its capacity as indenture trustee pursuant to this Indenture.

                  "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

                  "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, made by an Independent engineer, appraiser or other expert appointed by the Issuer and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Insolvency Event" means, for a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver (including any receiver appointed under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended), liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making of such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "Investment Earnings" means, with respect to any Payment Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Owner Trust Spread Account.

                  "Issuer" means Chase Credit Card Owner Trust 2004-1, a Delaware statutory trust created under the Trust Agreement.

                  "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any of its Authorized Officers and delivered to the Indenture Trustee and the Paying Agent.

                  "JPMorgan Chase" means JPMorgan Chase Bank, a New York banking corporation.

                  "LIBOR" means, for any Note Interest Period, the London interbank offered rate for United States dollar deposits determined by the Indenture Trustee for each Note Interest Period in accordance with the provisions of Section 2.16.

                  "LIBOR Determination Date" shall mean (a) March 2, 2004 for the period from the Closing Date through April 14, 2004, and (b) with respect to the second and each subsequent Note Interest Period, the second London Business Day prior to the commencement of such Note Interest Period.

                  "Lien" means a security interest, lien, charge, pledge or encumbrance of any kind other than tax liens, mechanics' liens or any other liens that attach by operation of law.

                  "London Business Day" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Master Trust" means the Chase Credit Card Master Trust created pursuant to the Pooling and Servicing Agreement.

                  "Master Trust Servicer Default" means a Servicer Default as defined in the Pooling and Servicing Agreement.

                  "Master Trust Termination Date" means the Series 2004-1 Termination Date, as defined in the Series Supplement.

                  "Master Trust Trustee" means The Bank of New York, as trustee under the Pooling and Servicing Agreement and each successor to The Bank of New York in the same capacity.

                  "Monthly Period" has the meaning specified in the Series Supplement.

                  "Moody's" means Moody's Investors Service, Inc., and its successors and assigns.

                  "Net Class C Note Interest Requirement" means, with respect to any Payment Date, an amount equal to the Class C Note Interest Requirement minus the amount of investment earnings on amounts on deposit in the Owner Trust Spread Account pursuant to Section 8.2 which are available on such Transfer Date to be applied pursuant to subsection 2.7(b).

                  "Note" means a Class A Note, a Class B Note, or a Class C
Note.

                  "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 8.2.

                  "Noteholder" means the Person in whose name a Note is registered on the Note Register.

                  "Note Initial Principal Balance" means $1,500,000,000.

                  "Note Interest Period" means, with respect to any Payment Date, the period from the previous Payment Date through the day preceding such Payment Date, except that the initial Note Interest Period will be the period from the Closing Date through the day preceding the initial Payment Date.

                  "Note Interest Rate" means each of the Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate.

                  "Note Interest Shortfall" means, with respect to any Payment Date, the amount of any of the Class A Note Interest Shortfall, the Class B
Note Interest Shortfall or the Class C Note Interest Shortfall.

                  "Note Maturity Date" means the May 2009 Payment Date.

                  "Note Owner" means, with respect to a Book-Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or Foreign Clearing Agency, or on the books of a direct or indirect Clearing Agency Participant.

                  "Note Principal Due Date" means any of (a) the Master Trust Termination Date, (b) the date on which the Investor Interest is paid in full,
(c) the Note Maturity Date, (d) the Certificate Reassignment Date and (e) the Payment Date in the month following the Monthly Period in which a Pay Out Event (including an Event of Default) occurs.

                  "Note Rate" means any of the Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate.

                  "Note Rating Agency" means any nationally recognized rating organization selected by Chase USA to rate the Notes.

                  "Note Register" and "Note Registrar" means the register maintained and the registrar appointed pursuant to Section 2.4.

                  "Note Registrar" shall have the meaning specified in the definition of "Note Register".

                  "Officer's Certificate" means a certificate signed by the chairman of the board, the president, the treasurer, the controller, any executive or senior vice president or any vice president of the Depositor, the Administrator (on behalf of itself or the Issuer), or the Servicer, as appropriate, meeting the requirements of Section 11.1.

                  "Opinion of Counsel" means a written opinion of counsel (who may be counsel to the Depositor, the Administrator or the Servicer) reasonably acceptable in form and substance to the Indenture Trustee, meeting the requirements of Section 11.1 (or in the case of an Opinion of Counsel delivered to the Owner Trustee, reasonably acceptable in form and substance to the Owner Trustee).

                  "Outstanding" means, when used with respect to Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (a) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

                  (c) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice that such Note is so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons.

                  "Outstanding Amount" means, when used with respect to Notes, as of any date of determination, the aggregate principal amount of all Notes, or a class of Notes, as applicable, Outstanding as of such date of determination.

                  "Owner Trust Accounts" has the meaning specified in
Section 8.2.

                  "Owner Trust Estate" means all right, title and interest of the Issuer in and to the property and rights assigned to the Issuer pursuant to the Deposit and Administration Agreement or the Trust Agreement, all funds on deposit from time to time in the Owner Trust Accounts and all other property of the Issuer from time to time, including any rights of the Owner Trustee and the Issuer granted to the Indenture Trustee pursuant to Granting Clause of this Indenture.

                  "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

                  "Owner Trust Spread Account" has the meaning specified in
Section 8.2.

                  "Pay Out Event" has the meaning specified in the Series Supplement.

                  "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Indenture Trustee to make the payments to and distributions from the Note Distribution Account as provided in Section 2.14 hereof, including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "Payment Date" means April 15, 2004 and the 15th day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  "Permitted Investments" means instruments, investment property or other property consisting of:

                  (a) obligations fully guaranteed by the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies which mature not later than 90 days after the date of investment, the certificates of deposit of which have a rating in the highest rating category from Moody's and Standard & Poor's;

                  (c) commercial paper, other than commercial paper issued by Chase USA or any of its Affiliates, having, at the time of the investment, a rating in the highest rating category from Moody's and Standard & Poor's;

                  (d) bankers' acceptances (other than banker's acceptances issued by Chase USA or any of its Affiliates) issued by any depository institution or trust company described in clause (b) above;

                  (e) certain repurchase agreements transacted with either (i) an entity subject to the United States federal bankruptcy code or (ii) a financial institution insured by the FDIC or any broker-dealer with "retail customers" that is under the jurisdiction of the Securities Investors Protection Corp.; and

                  (f) such other investments that by their terms convert to cash within a finite time period, other than investments in Chase USA or any of its Affiliates, where the short-term unsecured debt or deposits of the obligor on such investments are rated "A-1+" by Standard and Poor's and P-1 by Moody's.

                  "Person" means a legal person, including any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Pooling and Servicing Agreement" means the Third Amended and Restated Pooling and Servicing Agreement dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001, and the Second Amendment thereto dated as of March 1, 2002 among the Transferor, the Servicer and the Master Trust Trustee, as it may have been, or may from time to time be, further amended, modified or supplemented.

                  "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Proceeding" means any suit in equity, action or law or other judicial or administrative proceeding.

                  "Quarterly Excess Spread Percentage" means, with respect to any Monthly Period, the average of the current Excess Spread Percentage and the Excess Spread Percentages associated with the two immediately preceding Monthly Periods.

                  "Rating Agency Condition" means, with respect to any action or event, that each Note Rating Agency shall have notified the Depositor, the Administrator, the Indenture Trustee and the Owner Trustee, in writing, that such action or event will not result in reduction or withdrawal of any then outstanding rating of any outstanding Note with respect to which it is the Note Rating Agency.

                  "Record Date" means, with respect to any Payment Date, the last Business Day of the immediately preceding calendar month.

                  "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.1, the Distribution Date specified by the Administrator pursuant to such Section 10.1.

                  "Redemption Price" means, with respect to the Notes of each Class, the Note Principal Balance of the Notes of such Class then outstanding plus accrued and unpaid interest thereon at the applicable Note Interest Rate for such Class on the Payment Date on which the Transferor exercises its option to repurchase the Series Certificate.

                  "Reference Banks" means four major banks in the London interbank market selected by the Issuer.

                  "Required Owner Trust Spread Account Amount" means an amount determined on the Closing Date and on or prior to each Transfer Date and, except as described below, will be equal to $15,000,000 unless the Quarterly Excess Spread Percentage (i) is less than or equal to 4.50% per annum but greater than 4.25% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to 1.50% of the Note Initial Principal Balance; (ii) is less than or equal to 4.25% per annum but greater than 4.00% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to 2.00% of the Note Initial Principal Balance; (iii) is less than or equal to 4.00% per annum but greater than 3.50% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to 2.50% of the Note Initial Principal Balance; (iv) is less than or equal to 3.50% per annum but greater than 3.00% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to 3.00% of the Note Initial Principal Balance; (v) is less than or equal to 3.00% per annum but greater than 2.50% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to 3.50% of the Note Initial Principal Balance; (vi) is less than or equal to 2.50% per annum but greater than or equal to 0% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to 4.00% of the
Note Initial Principal Balance and (vii) is less than 0% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to 9.00% of the Note Initial Principal Balance. Notwithstanding the foregoing, in no event shall the Required Owner Trust Spread Account Amount exceed the Class C Note Principal Balance.

                  "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Securities Intermediary" has the meaning specified in
Section 8.2.

                  "Scheduled Payment Date" means each of the Class A Scheduled Payment Date, the Class B Scheduled Payment Date and the Class C Scheduled Payment Date.

                  "Series Certificate" means the Series 2004-1 Certificate issued by the Master Trust on the Closing Date.

                  "Series Certificateholder" means Chase Credit Card Owner Trust 2004-1 as the holder of the Series Certificate.

                  "Series Supplement" means the Series 2004-1 Supplement to the Pooling and Servicing Agreement.

                  "Servicer" means JPMorgan Chase, in its capacity as the servicer of the Receivables under the Pooling and Servicing Agreement, and each successor to JPMorgan Chase (in the same capacity) pursuant to the Pooling and Servicing Agreement.

                  "Standard & Poor's" means Standard & Poor's Ratings Services and its successors and assigns.

                  "Transfer Agent" means The Bank of New York, in its capacity as the transfer agent for the purpose of the original issuance through DTC.

                   "Transfer Date" means the Business Day immediately proceeding each Distribution Date.

                  "Transferor" means (a) with respect to the period prior to June 1, 1996, JPMorgan Chase (formerly known as Chemical Bank) and (b) with respect to the period beginning on June 1, 1996, Chase USA.

                  "Trust Agreement" means the Trust Agreement dated as of March 4, 2004, between the Depositor and the Owner Trustee, as the same may be amended and supplemented from time to time.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

                  SECTION 1.2. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                  SECTION 1.3. Usage of Terms. With respect to all terms in this Indenture, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Indenture; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation." All references herein to Articles, Sections, Subsections and Exhibits are references to Articles, Sections, Subsections and Exhibits contained in or attached to this Indenture unless otherwise specified, and each such Exhibit is part of the terms of this Indenture.

                  SECTION 1.4. Calculations of Interest. All calculations of interest made hereunder with respect to the Notes shall be made on the basis of a 360-day year based upon the actual number of days elapsed.

                                  ARTICLE II

                                   THE NOTES

                  SECTION 2.1. Form. The Notes will be issued in registered form. The Class A Notes, the Class B Notes and the Class C Notes, in each case together with the Indenture Trustee's or Authenticating Agent's certificate of authentication, shall be in substantially the forms set forth in Exhibits A, B and C, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined to be appropriate by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples thereof (except, if applicable, for one Note representing a residual portion of each class which may be issued in a denomination other than an integral multiple of $1,000).

                  Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the date of authentication and delivery of such Notes or did not hold such offices at such date. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee or an Authenticating Agent by the manual or facsimile signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. The terms of the Notes set forth in Exhibits A, B and C are part of the terms of this Indenture.

                  The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  SECTION 2.2. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers or by any other authorized signatory of the Issuer. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  The Indenture Trustee shall, upon written order of the Depositor, authenticate and deliver Class A Notes for original issue in an aggregate principal amount of $1,260,000,000, Class B Notes for original issue in an aggregate principal amount of $105,000,000, and Class C Notes for original issue in the aggregate principal amount of $135,000,000. The respective aggregate principal amount of Class A Notes, Class B Notes and Class C Notes outstanding at any time may not exceed such amounts, except as provided in Section 2.5.

                  SECTION 2.3. Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and at the direction of the Issuer, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall upon receipt of a written order from the Issuer authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                  SECTION 2.4.  Registration of Transfer and Exchange.

                  (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of the Notes and the registration of transfers of the Notes. JPMorgan Chase shall initially be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. In the event that, subsequent to the date of issuance of the Notes, JPMorgan Chase notifies the Indenture Trustee that it is unable to act as Note Registrar, the Indenture Trustee shall act, or the Indenture Trustee shall, with the consent of the Issuer, appoint another bank or trust company, having an office or agency located in the City of New York and which agrees to act in accordance with the provisions of this Indenture applicable to it, to act, as successor Note Registrar under this Indenture. For so long as any Note is issued as a global Note, the Issuer may, or if and so long as any of the Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Issuer shall appoint a co-registrar in Luxembourg or another European city.

                  The Indenture Trustee may revoke such appointment and remove JPMorgan Chase as Note Registrar if the Indenture Trustee determines that JPMorgan Chase failed to perform its obligations under this Indenture in any material respect. JPMorgan Chase shall be permitted to resign as Note Registrar upon 30 days written notice to the Indenture Trustee, the Depositor and the Administrator; provided, however, that such resignation shall not be effective and JPMorgan Chase shall continue to perform its duties as Note Registrar until the Indenture Trustee has appointed a successor Note Registrar with the consent of the Issuer.

                  If a Person other than the Indenture Trustee is appointed by the Issuer as the Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

                  An institution succeeding to the corporate agency business of the Note Registrar shall continue to be the Note Registrar without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Note Registrar.

                  The Note Registrar shall maintain in the City of New York an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange. The Note Registrar initially designates its corporate trust office located at 4 New York Plaza, 6th Floor, New York, New York 10004-2413 as its office for such purposes. The Note Registrar shall give prompt written notice to the Indenture Trustee, the Depositor, the Administrator and to the Noteholders of any change in the location of such office or agency.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the Relevant UCC are met, the Issuer shall execute, the Indenture Trustee shall upon receipt of a written order from the Issuer authenticate and (if the Note Registrar is different than the Indenture Trustee, then the Note Registrar shall) deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount.

                  At the option of the Holder, the Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the Relevant UCC are met, the Issuer shall execute and the Indenture Trustee shall authenticate and (if the Note Registrar is different than the Indenture Trustee, then the Note Registrar shall) deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of the Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and (ii) accompanied by such other documents as the Indenture Trustee may require. Each Note surrendered for registration of transfer or exchange shall be cancelled by the Note Registrar and disposed of by the Indenture Trustee or Note Registrar in accordance with its customary practice. The Note Registrar shall notify promptly the Transfer Agent of any transfer or exchange of the Notes pursuant to this Section 2.4.

                  No service charge shall be made to a Holder for any registration of transfer or exchange of the Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.5 not involving any transfer.

                  The preceding provisions of this section notwithstanding, the Issuer shall not be required to make, and the Note Registrar need not register, transfers or exchanges of the Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment in full with respect to such Note.

                  The Issuer hereby appoints the Indenture Trustee as the Transfer Agent.

                  SECTION 2.5. Mutilated, Destroyed, Lost or Stolen Notes. If
(i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Note Registrar and the Indenture Trustee such security or indemnity as may be required by them to hold the Issuer, the Note Registrar and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the Relevant UCC are met, the Issuer shall execute and the Indenture Trustee or an Authenticating Agent shall authenticate and (if the Note Registrar is different from the Indenture Trustee, the Note Registrar shall) deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like class, tenor and denomination; provided that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Note Registrar and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Note Registrar or the Indenture Trustee in connection therewith.

                  Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee, its agents and counsel) connected therewith.

                  Every replacement Note issued pursuant to this Section 2.5 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.6. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Note Registrar and any agent of the Issuer, the Indenture Trustee or the Note Registrar may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and neither the Issuer, the Indenture Trustee or the Note Registrar nor any agent of the Issuer, the Indenture Trustee or the Note Registrar shall be bound by notice to the contrary.

                  SECTION 2.7. Payment of Principal and Interest. (a) On each Transfer Date, the Paying Agent, acting in accordance with written instructions from the Administrator, shall make, or shall direct the Master Trust Trustee or the Paying Agent to make, the following deposits and distributions to the extent of the Available Amount for such Transfer Date, in the following order of priority:

                  (i) to the Note Distribution Account for distribution to the Class A Noteholders on the related Payment Date, the Class A Note Interest Requirement for such Transfer Date;

                  (ii) to the Note Distribution Account for distribution to the Class B Noteholders on the related Payment Date, the Class B Note Interest Requirement for such Transfer Date;

                  (iii) to the Note Distribution Account for distribution to the Class C Noteholders on the related Payment Date, the Class C Note Interest Requirement for such Transfer Date;

                  (iv) to the Note Distribution Account for distribution to the Class A Noteholders on the related Payment Date, the Class A Noteholders' Principal Distributable Amount for such Transfer Date;

                  (v) to the Note Distribution Account for distribution to the Class B Noteholders on the related Payment Date, the Class B Noteholders' Principal Distributable Amount for such Transfer Date;

                  (vi) to the Note Distribution Account for distribution to the Class C Noteholders on the related Payment Date, the Class C Noteholders' Principal Distributable Amount for such Transfer Date;

                  (vii) to the Owner Trust Spread Account, the excess, if any, of (a) the Required Owner Trust Spread Account Amount for such Transfer Date over (b) the amount on deposit in the Owner Trust Spread Account on such Transfer Date (not taking into account the amount deposited into the Owner Trust Spread Account on such Transfer Date described by this clause (vii)); and

                  (viii) to the Certificateholder, on behalf of the Issuer, the remaining Available Amount for such Transfer Date, if any.

                  (b) To the extent that on any Transfer Date the Class C Note Interest Requirement exceeds the Available Amount available to be deposited into the Note Distribution Account pursuant to subsection 2.7(a)(iii), funds, to the extent of the lesser of the Required Owner Trust Spread Account Amount for such Transfer Date and the amount on deposit in the Owner Trust Spread Account on such Transfer Date, shall be withdrawn from the Owner Trust Spread Account and deposited in the Note Distribution Account to be applied to pay the Class C Note Interest Requirement on the related Payment Date pursuant to subsection 2.7(f).

                  (c) To the extent that, on the Transfer Date related to the Class C Scheduled Payment Date if the Class B Note Principal Balance shall be paid in full on or prior to such Payment Date and on each Transfer Date following the Class C Scheduled Payment Date and the payment in full of the Class B Note Principal Balance and, with respect to any Note Principal Due Date, the Transfer Date on which an amount equal to the Class B Note Principal Balance has been deposited in the Note Distribution Account pursuant to subsection 2.7(a)(v), funds, to the extent of the least of (i) the Required Owner Trust Spread Account Amount for such Transfer Date, (ii) the excess of the Class C Note Principal Balance over the Investor Interest and (iii) the amount on deposit in the Owner Trust Spread Account (in each case after giving effect to any withdrawals pursuant to subsection 2.7(b) on such Transfer Date) shall be withdrawn from the Owner Trust Spread Account (after giving effect to any withdrawals pursuant to subsection 2.7(b) on such Transfer Date) and deposited in the Note Distribution Account to be applied to pay the Class C Noteholders' Principal Distributable Amount on the related Payment Date pursuant to this subsection 2.7(c). On the Note Maturity Date, to the extent of the lesser of the Required Owner Trust Spread Account Amount for such Transfer Date and the amount on deposit in the Owner Trust Spread Account (in each case after giving effect to any withdrawals pursuant to subsection 2.7(b) and the preceding sentence of this subsection 2.7(c) on such

Transfer Date) shall be withdrawn from the Owner Trust Spread Account (after giving effect to any withdrawals pursuant to subsection 2.7(b) and the preceding sentence of this subsection 2.7(c) on such Transfer Date) and deposited in the Note Distribution Account to be applied to pay the Class C Noteholders' Principal Distributable Amount on the Note Maturity Date.

                  (d) On each Payment Date, the amount deposited in the Note Distribution Account pursuant to subsection 2.7(a)(i) on the related Transfer Date shall be paid by the Paying Agent to the Class A Noteholders in respect of interest on the Class A Notes. On each Payment Date, beginning with the earlier of the Class A Scheduled Payment Date and the Note Principal Due Date, the amount deposited in the Note Distribution Account pursuant to subsection 2.7(a)(iv) on the related Transfer Date shall be paid by the Paying Agent to the Class A Noteholders in respect of principal of the Class A Notes. All principal and interest in respect of the Class A Notes shall be due and payable to the extent not previously paid on the Note Maturity Date.

                  (e) On each Payment Date, the amount deposited in the Note Distribution Account pursuant to subsection 2.7(a)(ii) on the related Transfer Date shall be paid by the Paying Agent to the Class B Noteholders in respect of interest on the Class B Notes. On each Payment Date, beginning with the earlier of the Class B Scheduled Payment Date and the Note Principal Due Date, the amount deposited in the Note Distribution Account pursuant to subsection 2.7(a)(v) on the related Transfer Date shall be paid by the Paying Agent to the Class B Noteholders in respect of principal of the Class B Notes. All principal and interest in respect of the Class B Notes shall be due and payable to the extent not previously paid on the Note Maturity Date.

                  (f) On each Payment Date, the amount deposited in the Note Distribution Account pursuant to subsections 2.7(a)(iii) and 2.7(b) on the related Transfer Date shall be paid by the Paying Agent to the Class C Noteholders in respect of interest on the Class C Notes. On each Payment Date, beginning with the earlier Class C Scheduled Payment Date and the Note Principal Due Date, the amount deposited in the Note Distribution Account pursuant to subsections 2.7(a)(vi) and 2.7(c) on the related Transfer Date shall be paid by the Paying Agent to the Class C Noteholders in respect of principal of the Class C Notes. All principal and interest in respect of the Class C Notes shall be due and payable to the extent not previously paid on the Note Maturity Date.

                  (g) Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the preceding Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to the Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Note on a Payment Date or on a Note Principal Due Date and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1 which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

                  (h) All principal and interest payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. The Paying Agent shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be (i) transmitted by facsimile on such Record Date if Book-Entry Notes are outstanding or (ii) mailed as provided in Section 10.2 not later than three Business Days after such Record Date if Definitive Notes are outstanding and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

                  SECTION 2.8. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly cancelled by the Note Registrar. The Issuer may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Note Registrar in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct that they be destroyed or returned to it; provided that such direction is timely and the Notes have not been previously disposed of by the Note Registrar.

                  SECTION 2.9. Release of Collateral. Subject to Section 11.1, the Indenture Trustee shall release property from the lien of this Indenture only upon request of the Issuer accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with the TIA ss.ss.314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such

Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                  SECTION 2.10. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company (the initial Clearing Agency) by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in
Section 2.12. Unless and until Definitive Notes have been issued to Note Owners pursuant to Section 2.12:

                  (a) the provisions of this Section shall be in full force and effect;

                  (b) the Note Registrar, the Paying Agent and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

                  (c) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (d) the rights of the Note Owners shall be exercised only through the Clearing Agency (or to the extent the Note Owners are not Clearing Agency Participants, through the Clearing Agency Participants through which such Note Owners own Book-Entry Notes) and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Indenture to actions by the Noteholders shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Indenture to distributions, notices, reports and statements to the Noteholders shall refer to distributions, notices, reports and statements to the Clearing Agency, as registered holder of the Notes, as the case may be, for distribution to the Note Owners in accordance with the procedures of the Clearing Agency. Pursuant to the DTC Letter, unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

                  (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of the Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from the Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

                  SECTION 2.11. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to the Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to the Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

                  SECTION 2.12. Definitive Notes. If (a) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a qualified successor, (b) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or
(c) after the occurrence of an Event of Default or a Master Trust Servicer Default, the Note Owners representing beneficial interests aggregating not less than a majority of the Outstanding Amount of the Notes advise the Indenture Trustee and the Clearing Agency through the Clearing Agency Participants in writing, and if the Clearing Agency shall so notify the Indenture Trustee that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all the Note Owners of the occurrence of any such event and of the availability of Definitive Notes to the Note Owners requesting the same. Upon surrender to the Note Registrar of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by re-registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate and (if the Note Registrar is different than the Indenture Trustee, then the Note Registrar shall) deliver the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of the Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as the Noteholders.

                  SECTION 2.13. Authenticating Agent. (a) The Indenture Trustee may appoint one or more authenticating agents (each, an "Authenticating Agent") with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. The Indenture Trustee hereby appoints JPMorgan Chase as Authenticating Agent for the authentication of the Notes upon any registration of transfer or exchange of such Notes. Whenever reference is made in this Indenture to the authentication of the Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent, other than JPMorgan Chase, shall be acceptable to the Issuer.

                  (b) Any institution succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Authenticating Agent.

                  (c) An Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Indenture Trustee or the Issuer, the Indenture Trustee promptly may appoint a successor Authenticating Agent with the consent of the Issuer. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Issuer.

                  (d) The Administrator shall pay the Authenticating Agent from time to time reasonable compensation for its services under this Section 2.13.

                  (e) The provisions of Sections 6.1, 6.2, 6.3, 6.4, 6.7 and
6.9 shall be applicable, mutatis mutandis, to any Authenticating Agent.

                  (f) Pursuant to an appointment made under this Section 2.13, the Notes may have endorsed thereon, in lieu of the Indenture Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

         This is one of the Notes referred to in the within mentioned
Indenture.

                                             THE BANK OF NEW YORK
                                                as Indenture Trustee

                                             By:
                                                -------------------------------
                                                Authorized Signatory

                                                               or


                                             ----------------------------------
                                             as Authenticating Agent
                                                for the Indenture Trustee,


                                             ----------------------------------
                                                Authorized Officer

                  SECTION 2.14. Appointment of Paying Agent. (a) The Indenture Trustee may appoint a Paying Agent with respect to the Notes. The Indenture Trustee hereby appoints JPMorgan Chase as the initial Paying Agent. The Paying Agent shall have the revocable power to withdraw funds from the Owner Trust Accounts and make distributions to the Noteholders and the Certificateholders, pursuant to Section 2.7. For so long as any of the Notes are listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, the Indenture Trustee shall maintain a co-paying agent in Luxembourg or the location required by such other stock exchange. The Indenture Trustee may revoke such power and remove the Paying Agent if the Indenture Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Indenture in any material respect or for other good cause. JPMorgan Chase shall be permitted to resign as Paying Agent upon 30 days written notice to the Depositor and the Indenture Trustee. In the event that JPMorgan Chase shall no longer be the Paying Agent, the Indenture Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company and may be the Indenture Trustee) with the consent of the Depositor, which consent shall not be unreasonably withheld. If at any time the Indenture Trustee shall be acting as the Paying Agent, the provisions of Sections 6.1, 6.3 and 6.4 shall apply, mutatis mutandis, to the Indenture Trustee in its role as Paying Agent.

                  The Indenture Trustee will cause each Paying Agent, other than itself and JPMorgan Chase, to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Notes if at any time it ceases to meet the standards required to be met by the Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (b) JPMorgan Chase in its capacity as initial Paying Agent hereunder agrees that it (i) will hold all sums held by it hereunder for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto (and with respect to the Owner Trust Spread Account, to the extent specified herein, the benefit of the Certificateholder) until such sums shall be paid to such Noteholders and (ii) shall comply with all requirements of the Code regarding the withholding by the Indenture Trustee of payments in respect of United States federal income taxes due from Note Owners.

                  (c) An institution succeeding to the corporate agency business of the Paying Agent shall continue to be the Paying Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Paying Agent.

                  SECTION 2.15. CUSIP Numbers. The Issuer in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Indenture Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee of any change in the "CUSIP" numbers.

                  SECTION 2.16.  Determination of LIBOR.

                  (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Issuer, at approximately 11:00 a.m., New York City time, on that day or loans in United States dollars to leading European banks for a period equal to the relevant Note Interest Period.

         Notwithstanding the foregoing, LIBOR for the period from the Closing Date through April 14, 2004 will be determined on March 2, 2004 by straight-line interpolation, based on the actual number of days in such period between two rates determined in accordance with the definition of LIBOR, one of which will be determined for a period of one month and the other of which will be determined for a period of two months.

                  (b) The Indenture Trustee shall provide the Note Interest Rate applicable to the then current and immediately preceding Note Interest Periods to any Noteholder requesting such information by telephoning the Indenture Trustee at the telephone number which is currently (212) 815-2489.

                  (c) On each LIBOR Determination Date prior to 12:00 noon New York City time, the Indenture Trustee shall send to the Issuer by facsimile notification of LIBOR for the following Note Interest Period.

                                  ARTICLE III

                                   COVENANTS

                  SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Payment Date deposited therein pursuant to Section 2.7 hereof and the Series Supplement (i) for the benefit of the Class A Notes, to the holders of the Class A Notes, (ii) for the benefit of the Class B Notes, to the holders of the Class B Notes, (iii) for the benefit of the Class C Notes, to the holders of the Class C Notes, and (iv) to the extent so specified, to the Certificateholder. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                  SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain in the City of New York an office or agency where Notes may be surrendered for registration of transfer or exchange. The Issuer hereby initially appoints the Note Registrar to serve as its agent for the foregoing purposes. For so long as any of the Notes are listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, the Indenture Trustee shall maintain an office or agency in Luxembourg or in the location required by such other stock exchange. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                  SECTION 3.3. Money for Payments To Be Held in Trust. As provided in Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution Account or the Owner Trust Spread Account pursuant to Section 8.2 shall be made on behalf of the Issuer by the Indenture Trustee or by a Paying Agent, and no amounts so withdrawn from the Note Distribution Account or the Owner Trust Spread Account for payments on the Notes shall be paid over to the Issuer except as provided in this Section 3.3.

                  On or before each Payment Date and Redemption Date, the Master Trust Trustee or the Paying Agent shall deposit or cause to be deposited in the Note Distribution

Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

                  The Issuer may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such a payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on its request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to the Holders whose notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

                  SECTION 3.4. Existence. Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor to the Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Owner Trust Estate.

                  SECTION 3.5. Protection of Owner Trust Estate. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (a) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (b) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (c) enforce the rights of the Indenture Trustee and the Noteholders in any of the Collateral; or

                  (d) preserve and defend title to the Owner Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Owner Trust Estate against the claims of all persons and parties.

                  The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be filed by the Indenture Trustee pursuant to this Section.

                  SECTION 3.6. Opinions as to Owner Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) On or before March 31 of each calendar year, commencing with March 31, 2005, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the perfection of the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Indenture until March 31 in the following calendar year.

                  SECTION 3.7. Performance of Obligations; Servicing of Series Certificate. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Owner Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, any other Basic Documents or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Owner Trust Estate, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Deposit and Administration Agreement in accordance with and within the time periods provided for herein and therein.

                  (d) If the Issuer shall have knowledge of the occurrence of a Master Trust Servicer Default under the Pooling and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Note Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Master Trust Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Pooling and Servicing Agreement with respect to the Series Certificate, the Issuer shall take all reasonable steps available to it to remedy such failure.

                  (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that, unless such action is specifically permitted hereunder or under the other Basic Documents, it will not, without the prior written consent of the Indenture Trustee or the Holders of at least a majority of Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Basic Documents (other than this Indenture), or waive timely performance or observance by the Administrator or the Transferor under the Deposit and Administration Agreement; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as are necessary or appropriate or as the Indenture Trustee may deem necessary or appropriate under the circumstances.

                  SECTION 3.8. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                  (a) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Owner Trust Estate, unless directed to do so by the Indenture Trustee;

                  (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Owner Trust Estate; or

                  (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Owner Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law) or (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Owner Trust Estate.

                  SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee on or before March 31 of each year, commencing March 31, 2005 and otherwise in compliance with the requirements of TIA Section 314(a)(4), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (a) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants in all material respects under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                  SECTION 3.10. The Issuer May Consolidate, Etc. Only on Certain Terms. (a) The Issuer shall not consolidate or merge with or into any other Person, unless

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all the Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                  (v) such entity is not subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (vi) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vii) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Section 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  (b) Except as otherwise expressly permitted by this Indenture or the other Basic Documents, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Owner Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State thereof, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all the Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commis-sion (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Section 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  SECTION 3.11. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer in accordance with Section 3.10(b), Chase Credit Card Owner Trust 2004-1 will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee from the Person acquiring such assets and properties stating that Chase Credit Card Owner Trust 2004-1 is to be so released.

                  SECTION 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Series Certificate in the manner contemplated by this Indenture and the other Basic Documents, issuing the Notes, making payments thereon, and such other activities that are necessary, suitable or desirable to accomplish the foregoing or are incidental to the purposes as set forth in Section 2.3 of the Trust Agreement.

                  SECTION 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for money borrowed in respect of the Notes or in accordance with the Basic Documents.

                  SECTION 3.14. Administrator's Obligations. The Issuer shall use its best efforts to cause the Administrator to comply with the Deposit and Administration Agreement.

                  SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Deposit and Administration Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  SECTION 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) other than the purchase of the Series Certificate and related property pursuant to the Deposit and Administration Agreement.

                  SECTION 3.17. Restricted Payments. The Issuer shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (b) redeem, purchase, retire, or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; provided that the Issuer may make, or cause to be made, distributions to the Depositor, the Owner Trustee, the Administrator, the Indenture Trustee, Chase USA and the Noteholders as permitted by, and to the extent funds are available for such purpose under, the Basic Documents. The Issuer will not, directly or indirectly, make payments to or distributions from the Note Distribution Account except in accordance with this Indenture and the other Basic Documents.

                  SECTION 3.18. Notice of Events of Default. The Issuer agrees to give the Indenture Trustee and the Note Rating Agencies prompt (and in any event within five Business Days) written notice of each Event of Default, Master Trust Servicer Default and each default on the part of the Depositor of its obligations under the Deposit and Administration Agreement.

                  SECTION 3.19. Further Instruments and Acts. The Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 3.20. Removal of Administrator. So long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

                  SECTION 3.21. Representations and Warranties of the Issuer with Respect to the Series Certificate. The Issuer hereby represents and warrants to the Indenture Trustee that as of the date hereof:

                  (a) Valid Security Interest. This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Series Certificate in favor of the Indenture Trustee which security interest is prior to all other liens and is enforceable as such against the creditors of and purchasers from the Issuer.

                  (b) Certificated Security. The Series Certificate constitutes a "certificated security" within the meaning of the applicable UCC.

                  (c) Good Title. Prior to the pledge to the Indenture Trustee, the Issuer owns and has good and marketable title to the Series Certificate free and clear of any Lien, claim or encumbrance of any Person.

                  (d) Delivery. The sole original Series Certificate has been delivered to the Indenture Trustee with an undated bond power covering the Series Certificate, duly executed by the Issuer and endorsed in blank.

                  (e) No Other Pledge. Other than the security interested granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Series Certificate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Series Certificate other than any financing statement relating to the security interest granted to the Indenture Trustee hereun-der. The Issuer is not aware of any judgment or tax lien filings against the Issuer. The Series Certificate has no marks or notations indicating that it has been pledged, assigned or otherwise conveyed by the Issuer to any Person other than the Indenture Trustee.


                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

                  SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.2, 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.15, 3.16 and 3.18, (e) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2 and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when,

                  (i) either:

                           (A) all Notes theretofore authenticated and
                  delivered (other than (1) the Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (2) the Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation;

                           (B) all Notes not theretofore delivered to the
                  Indenture Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal and accrued interest on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on their respective Scheduled Payment Dates, Note Maturity Date or Redemption Date (if the Notes shall have been called for redemption pursuant to Section 10.1);

                  (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of Issuer to the Indenture Trustee under Section 6.7 and, if money shall have been deposited with the Indenture Trustee pursuant to subclause (B) of clause (i) of this Section, the obligations of Indenture Trustee under
Section 4.2 and the last paragraph of Section 3.3 shall survive such satisfaction and discharge.

                  SECTION 4.2. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.1(i)(B) shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Deposit and Administration Agreement or required by law.

                  SECTION 4.3. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  SECTION 4.4. No Revocation or Termination of Issuer Without Noteholder Approval. Notwithstanding anything herein to the contrary, in no event shall the Indenture Trustee consent to the termination or revocation of the Issuer pursuant to Section

8.1 of the Trust Agreement without the consent of the Holders of a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee.


                                   ARTICLE V

                                   REMEDIES

                  SECTION 5.1. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the failure by the Issuer to pay the outstanding principal amount of any Class of Notes in full on the Note Maturity Date;

                  (b) a failure by the Issuer to pay any interest on any of the Notes on any Payment Date, and such failure shall continue for 35 days;

                  (c) an Insolvency Event occurs related to the Issuer;

                  (d) failure on the part of the Issuer duly to observe or perform in any material respect any covenants or agreements of the Issuer set forth herein, which failure has a material adverse effect on the Noteholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Administrator or the Indenture Trustee, or to the Issuer and the Indenture Trustee by the Holders of Notes representing an Outstanding Amount aggregating more than 50% of the Outstanding Amount of the Notes and continues to affect materially and adversely the interests of the Noteholders for such period; and

                  (e) the Issuer is subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

                  At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this
Article V; provided, the Holders of the Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences; provided, that, no such rescission shall affect any subsequent default or impair any right consequent thereto.

                  SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by the Indenture Trustee. (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues beyond the grace period specified herein for such payment, or (ii) default is made in the payment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes.

                  (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Owner Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in the case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of the Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or willful misconduct.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

                  (g) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

                  SECTION 5.4. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing and the Notes have been accelerated under Section 5.2, the Indenture Trustee may do one or more of the following (subject to Section 5.5):

                  (i) institute proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Owner Trust Estate;

                  (iii) exercise any remedies of a secured party under the Relevant UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                  (iv) sell the Owner Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law, provided that none of Chase USA, any of its Affiliates or any agent of Chase USA shall be permitted to purchase the Owner Trust Estate or any portion thereof or rights or interest therein;

provided that the Indenture Trustee may not sell or otherwise liquidate the Owner Trust Estate following an Event of Default, unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest and the sum of the Class A Note Principal Balance, Class B Note Principal Balance and Class C Note Principal Balance plus accrued interest thereon, or (C)(1) there has been an Event of Default described in
Section 5.1(a) or (b), (2) the Indenture Trustee determines that the Owner Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and (3) the Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of each class of Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Owner Trust Estate for such purpose. In addition, the Indenture Trustee may sell or otherwise liquidate the portion of the Owner Trust Estate consisting of the Series Certificate only in accordance with and upon satisfaction of the requirements of Section 16 of the Series Supplement.

                  (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out such money or property held as Collateral for the benefit of the Noteholders in the following order:

                  FIRST: to Holders of the Class A Notes for amounts due and unpaid on the Class A Notes for interest and principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest and principal;

                  SECOND: to Holders of the Class B Notes for amounts due and unpaid on the Class B Notes for interest and principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest and principal;

                  THIRD: to Holders of the Class C Notes for amounts due and unpaid on the Class C Notes for interest and principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for interest and principal;

                  FOURTH: to the Issuer for payment of all liabilities of the Issuer in accordance with the Basic Documents and applicable law; and

                  FIFTH:  to the Certificateholders.

                  The Indenture Trustee may, upon notification to the Issuer, fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least fifteen (15) days before such record date, the Indenture Trustee shall mail or send by facsimile to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

                  SECTION 5.5. Optional Preservation of the Owner Trust Estate. If the Notes have been declared to be due and payable under Section
5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Owner Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether to maintain possession of the Owner Trust Estate. In determining whether to maintain possession of the Owner Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Owner Trust Estate for such purpose.

                  SECTION 5.6. Limitation of Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as the Indenture Trustee hereunder;

                  (c) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings; and

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Holders of the Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of the Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of the Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  SECTION 5.7. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  SECTION 5.8. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as through no such proceeding had been instituted.

                  SECTION 5.9. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this
Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                  SECTION 5.11. Control by Noteholders. The Holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Owner Trust Estate shall be by the Holders of the Notes representing not less than 100% of the Outstanding Amount of the Notes;

                  (c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Owner Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of the Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Owner Trust Estate shall be of no force and effect;

                  (d) the Indenture Trustee may take any other action deemed necessary by the Indenture Trustee that is not inconsistent with such direction; and

                  (e) such direction shall be in writing;

provided, further, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

                  SECTION 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in
Section 5.2, the Holders of the Notes of not less than a majority of the Outstanding Amount of the Notes may, on behalf of all such Holders, waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. The Issuer shall give prompt written notice of any waiver to the Note Rating Agencies.

                  SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as the Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee,
(b) any suit instituted by any Noteholder or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes, or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Owner Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

                  SECTION 5.16. Performance and Enforcement of Certain Obligations. (a) The Issuer agrees to take all such lawful action as is necessary to compel or secure the performance and observance by the Depositor and the Administrator, as applicable, of each of their respective obligations to the Issuer under or in connection with the Deposit and Administration Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Deposit and Administration Agreement, including the transmission of notices of default on the part of the Depositor or the Administrator thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor or the Administrator of each of their respective obligations under the Deposit and Administration Agreement.

                  (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing and which may be via facsimile) of the Holders of 66-2/3% of the Outstanding Amount of each class of Notes shall, foreclose upon its security interest in the Issuer's rights under the Deposit and Administration Agreement and exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor or the Administrator under or in connection with the Deposit and Administration Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor or the Administrator of each of their respective obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Deposit and Administration Agreement, and any right of the Issuer to take such action shall be suspended.


                                  ARTICLE VI

                             THE INDENTURE TRUSTEE

                  SECTION 6.1. Duties of the Indenture Trustee. (a) The Indenture Trustee, both prior to and after the occurrence of an Event of Default, shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture and the Deposit and Administration Agreement. If an Event of Default actually known to the Indenture Trustee has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Deposit and Administration Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Indenture Trustee shall assume the duties of the Administrator pursuant to Section 5.2 of the Deposit and Administration Agreement, the Indenture Trustee in performing such duties shall use the degree of skill and attention customarily exercised by an administrator with respect to a similar trust estate that it administers for itself.

                  The Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders, or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture or the Deposit and Administration Agreement, shall examine them to determine whether they substantially conform to the requirements of this Indenture or the Deposit and Administration Agreement; provided, however, that the Indenture Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Administrator to the Indenture Trustee pursuant to this Indenture or the Deposit and Administration Agreement and the Indenture Trustee need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.

                  (b) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own bad faith or wilful misconduct; provided, however, that:

                  (i) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default, the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Deposit and Administration Agreement, and no implied covenants or obligations shall be read into this Indenture or the Deposit and Administration Agreement against the Indenture Trustee, and in the absence of bad faith on its part or manifest error, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture or the Deposit and Administration Agreement;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts nor shall the Indenture Trustee be liable with respect to any action it takes or omits to take in good faith in accordance with this Indenture or in accordance with a direction received by it pursuant to Section 5.11; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Notes or Certificates, determined as provided in Sections 2.1, 2.4 and 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes or Certificates.

                  (c) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (d) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Deposit and Administration Agreement.

                  (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Administrator (including its obligations as custodian) under this Indenture except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Administrator in accordance with the terms of the Deposit and Administration Agreement.

                  (f) The Indenture Trustee shall not be charged with knowledge of an Event of Default until such time as a Responsible Officer shall have actual knowledge or have received written notice thereof.

                  (g) Except for actions expressly authorized by this Indenture or, based upon an Opinion of Counsel, in the best interests of the Noteholders, the Indenture Trustee shall take no action reasonably likely to impair the security interests created or existing under any asset which is part of the Collateral or to impair the value of any asset which is part of the Collateral.

                  (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                  SECTION 6.2. Rights of the Indenture Trustee. (a) The Indenture Trustee may conclusively rely on any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes, suffers or omits to take in good faith in reliance on the Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder. The Indenture Trustee shall have no duty to monitor the performance of the Issuer.

                  (d) The Indenture Trustee shall not be personally liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel of its own selection, and the written advice or opinion of counsel with respect to legal matters relating to this

Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the written advice or opinion of such counsel. A copy of such written advice or Opinion of Counsel shall be provided to the Depositor, the Administrator and the Note Rating Agencies.

                  (f) Prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document, unless requested in writing to do so by Holders of the Notes evidencing not less than 25% of the Outstanding Amount of the Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity satisfactory to it against such cost, expense, or liability or payment of such expenses as a condition precedent to so proceeding. If the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation. Nothing in this clause (f) shall affect the obligation of the Issuer or the Administrator to observe any applicable law prohibiting disclosure of information regarding the obligors.

                  (g) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (h) The Indenture Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and Certificate and this Indenture.

                  (i) The rights, privileges, protections, immunities and benefits given the Indenture Trustee, including, without limitation, its right to be indemnified are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

                  SECTION 6.3. Individual Rights of the Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Indenture Trustee; provided, however, that the Indenture Trustee shall take no such action that shall cause it to no longer meet the requirements of Rule 3(a)-7(a)(4)(i) under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Any Paying Agent, the Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

                  SECTION 6.4. The Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes, and shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

                  SECTION 6.5. Notice of Defaults. If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after such knowledge or notice occurs. Except in the case of a Default in accordance with the provisions of Section 313(c) of the TIA in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Noteholders.

                  SECTION 6.6. Reports by the Indenture Trustee to Holders. Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Indenture, the Indenture Trustee shall deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its United States federal, state and local income or franchise tax returns for such calendar year.

                  SECTION 6.7. Compensation and Indemnity. The Issuer shall cause the Administrator pursuant to the Deposit and Administration Agreement to pay to the Indenture Trustee from time to time such compensation as agreed upon from time to time for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Administrator pursuant to the Deposit and Administration Agreement to reimburse the Indenture Trustee for all out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall cause the Administrator pursuant to the Deposit and Administration Agreement to fully indemnify the Indenture Trustee and any predecessor Indenture Trustee against any and all loss, liability, claim, damage or expense (including the fees and expenses of either in-house counsel or outside counsel, but not both) incurred by it in connection with the acceptance and administration of this trust including costs and expenses of defending itself against any claim (whether asserted by the Issuer or any Holder or any other Person) or liability in connection with the performance of its duties hereunder. The Indenture Trustee shall, upon a Responsible Officer obtaining actual knowledge thereof, notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity.

                  The Administrator's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(d) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                  Notwithstanding anything herein to the contrary, the Indenture Trustee's right to enforce any of the Administrator's payment obligations pursuant to this Section 6.7 shall be subject to the provisions of
Section 11.16 and Section 11.17.

                  SECTION 6.8. Replacement of the Indenture Trustee. (a) The Indenture Trustee may give notice of its intent to resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                  (i) The Indenture Trustee fails to comply with Section 6.11;

                  (ii) the Indenture Trustee is adjudged bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

                  (b) If the Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

                  (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer and thereupon the resignation or removal of the Indenture Trustee shall become effective, and the successor Indenture Trustee, without any further act, deed or conveyance shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as the Indenture Trustee to the successor Indenture Trustee.

                  (d) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee gives notice of its intent to resign or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (e) If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (f) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 6.8(c) and payment of all fees and expenses owed to the outgoing Indenture Trustee.

                  (g) Notwithstanding the resignation or removal of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee. The Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee.

                  SECTION 6.9. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor

Indenture Trustee. The Indenture Trustee shall provide the Issuer and the Note Rating Agencies prior written notice of any such transaction.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor Indenture Trustee may authenticate such Notes either in the name of any predecessor Indenture Trustee hereunder or in the name of the successor Indenture Trustee; and in all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Notes or in this Indenture with respect to the certificate of authentication of the Indenture Trustee.

                  SECTION 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Issuer may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Issuer, or any part hereof, and, subject to the other provisions of this Section, such power, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. The Administrator will pay all reasonable fees and expenses of any co-trustee or co-trustees or separate trustee or separate trustees. The appointment of any separate trustee or co-trustee shall not absolve the Indenture Trustee of its obligations under this Indenture. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as an Indenture Trustee under Section 6.11, and no notice to the Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee (with a copy given to the Issuer).

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss.310(a). The Indenture Trustee shall at all times meet the requirements of Rule 3(a)-7(a)(4)(i) under the Investment Company Act and shall not provide credit or credit enhancement to the Issuer. The Indenture Trustee shall have a combined capital and surplus of at least $150,000,000 as of the last day of the most recent fiscal quarter for such institution and shall be subject to examination or supervision by federal or state authorities. The Indenture Trustee shall not be an Affiliate of the Issuer, the Transferor, the Administrator or the Servicer. The long-term unsecured debt of the Indenture Trustee shall at all times be rated not lower than "BBB-" by Standard & Poor's and Fitch

(if rated by Fitch) and "Baa3" by Moody's or such other ratings as are acceptable to the Note Rating Agencies. The Indenture Trustee shall comply with TIA ss.310(b), including the optional provision permitted by the second sentence of TIA ss.310(b)(9); provided that there shall be excluded from the operation of TIA ss.310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in the TIA ss.310(b)(1) are met.

                  SECTION 6.12. Preferential Collection of Claims Against the Issuer. The Indenture Trustee shall comply with TIA ss.311(a), excluding any creditor relationship listed in TIA ss.311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss.311(a) to the extent indicated therein.

                                  ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

                  SECTION 7.1. The Issuer To Furnish the Indenture Trustee Names and Addresses of the Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date and
(b) at such other times as the Indenture Trustee may request in writing, within 14 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished, provided that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                  SECTION 7.2. Preservation of Information; Communications to the Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 or, if the Indenture Trustee is acting as Note Registrar, the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as the Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

                  (b) The Noteholders may communicate pursuant to TIA ss.312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. Upon the issuance of Definitive Notes, three or more holders of the Notes (each of whom has owned a Note for at least six months) may, by written request to the Indenture Trustee pursuant to the terms of the Indenture, obtain access to the list of all Noteholders maintained by the Indenture Trustee for the purpose of communicating with other Noteholders with respect to their rights under the Indenture or the Notes. The Indenture Trustee may elect not to afford the requesting Noteholders access to the list of such Noteholders if it agrees to mail the desired communication or proxy, on behalf and at the expense of the requesting Noteholders, to all Noteholders of record.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss.312(c).

                  SECTION 7.3. Reports by the Administrator. On or prior to each Transfer Date, the Administrator will provide to the Indenture Trustee for the Indenture Trustee to forward to each Noteholder of record, and to the Owner Trustee, a statement setting forth (to the extent applicable) the following information as to the Notes with respect to the related Payment Date or the period since the previous Payment Date, as applicable:

                  (i) the amount of the distribution allocable to principal of the Notes;

                  (ii) the amount of the distribution allocable to interest on or with respect to the Notes;

                  (iii) the aggregate outstanding principal balance of the Notes after giving effect to all payments reported under clause (i) above on such date; and

                  (iv) the amount on deposit in a Owner Trust Spread Account, if any, on such Payment Date, after giving effect to all transfers and withdrawals therefrom and all transfers and deposits thereto on such Payment Date, and the amount required to be on deposit in the Owner Trust Spread Account on such date.

                  Each amount set forth pursuant to clauses (i) and (ii) above will be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes.

                  SECTION 7.4. Reports by the Issuer. (a) The Issuer shall:

                  (i) file with the Indenture Trustee within 15 days after the Issuer is required to file the same with the Commission, copies of any annual reports and of any information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss.313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.4(a) as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

                  SECTION 7.5. Reports by the Indenture Trustee. Within 60 days after each July 15, beginning with July 15, 2004, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b). A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange or delisted therefrom. On each Payment Date, the Indenture Trustee shall include with each payment to each Noteholder a copy of the statement for the related Monthly Period provided to the Indenture Trustee pursuant to subsection 4.1(d) of the Deposit and Administration Agreement.


                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

                  SECTION 8.1. Collection of Money. Except as otherwise provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Deposit and Administration Agreement. Except as otherwise provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Owner Trust Estate, the

Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  SECTION 8.2. Owner Trust Accounts. On or prior to the Closing Date, the Issuer shall cause the Administrator to establish and maintain, an Eligible Deposit Account, in the name of the Indenture Trustee, for the benefit of the Noteholders, the "Note Distribution Account" and another Eligible Deposit Account in the name of the Indenture Trustee for the benefit of the Class C Noteholders and, to the extent expressly provided herein, the Certificateholder, the "Owner Trust Spread Account".

                  The "Note Distribution Account" shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The "Owner Trust Spread Account" shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders and the Certificateholder. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Note Distribution Account and the Owner Trust Spread Account (collectively, the "Owner Trust Accounts") and in all proceeds thereof. The Note Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. The Owner Trust Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders (and, to the extent expressly provided herein, the Certificateholder). Each Owner Trust Account shall be a securities account. The Bank of New York agrees that it is the securities intermediary (the "Securities Intermediary") with respect thereto, and as such agrees that the account is maintained for the Issuer and, subject to the terms of this agreement, that the Issuer is entitled to exercise the rights that comprise any financial asset credited to the related Owner Trust Account. All securities or other property underlying any financial assets credited to the Owner Trust Accounts shall be registered in the name of The Bank of New York, indorsed to The Bank of New York in blank or credited to another securities account maintained in the name of The Bank of New York and in no case will any financial asset credited to the Owner Trust Accounts be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer. Until termination of this Indenture, the Issuer shall not be entitled to give the Indenture Trustee any entitlement orders with respect to the Owner Trust Accounts. If, at any time, any Owner Trust Account ceases to be an Eligible Deposit Account, the Administrator shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Administrator on its behalf) shall, within 10 Business Days, establish a new Owner Trust Account which meets the conditions specified in the definition of Eligible Deposit Account, and shall transfer any cash or any investments to such new Owner Trust Account. The Indenture Trustee, at the direction of the
Adminis-
trator, shall make withdrawals from the Owner Trust Accounts from time to time, in the amounts and for the purposes set forth in this Indenture.

                  On the Closing Date, the Issuer shall deposit in the Owner Trust Spread Account the amount received from the Depositor pursuant to subsection 2.1(a) of the Deposit and Administration Agreement. Funds on deposit in the Owner Trust Spread Account shall be invested at the direction of the Administrator by the Indenture Trustee or the Paying Agent in Permitted Investments. On each Transfer Date, after all deposits to and withdrawals from the Owner Trust Spread Account, such amounts shall be invested in Permitted Investments maturing on the next succeeding Transfer Date, or on the Closing Date in Permitted Investments maturing on the first Transfer Date. On each Transfer Date, the Indenture Trustee or the Paying Agent, acting at the Administrator's request, shall transfer Investment Earnings from the Owner Trust Spread Account to the Note Distribution Account to the extent required to pay the Class C Note Interest Requirement on the related Payment Date pursuant to subsection 2.7(a)(iii). The Indenture Trustee shall cause such Permitted Investments to be held in such manner as to give the Indenture Trustee "control" (as such term is defined in the Section 8-106 of the New York UCC) over such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. The Securities Intermediary shall comply with entitlement orders issued by the Indenture Trustee without further consent by the Issuer.

                  The Required Owner Trust Account Amount shall be adjusted on each Transfer Date until the amount required is on deposit in the Owner Trust Spread Account; provided, however, that the Required Owner Trust Spread Account Amount shall not be adjusted downward until at least three months have elapsed since the first month for which an increase was required. To the extent so instructed by the Administrator on any Transfer Date, the Indenture Trustee shall, if the amount on deposit in the Owner Trust Spread Account is greater than the Required Owner Trust Spread Account Amount for such Transfer Date, pay the amount of such excess to the Certificateholder.

                  SECTION 8.3. Owner Trust Spread Account Amount Increase. Upon the occurrence of the Pay Out Event (other than as a result of an Event of Default), the Required Owner Trust Spread Account Amount shall automatically be increased to 4.0% of the initial Note Initial Principal Balance. If an Event of Default pursuant to subsection 5.01(c), (d) or (e) has occurred and is continuing, the Indenture Trustee may by written notice, or shall upon written notice from Holders of at least 66-2/3% of the Outstanding Amount of the Notes to the Administrator, increase the Required Owner Trust Spread Account Amount to 4.0% of the Initial Invested Amount. If an Event of Default described in subsection 5.01(a) or (b) has occurred and is continuing, the Required Owner Trust Spread Account Amount, with respect to any Transfer Date, shall automatically be increased to an amount equal to the sum of (a) the amount on deposit in the Owner Trust Spread Account on such Transfer Date plus (b) the Available Amount of such Transfer Date after giving effect to the applications described in subsections 2.7(a)(i) through (vi); provided, however, that, if upon the occurrence of an Event of Default described in
Section 5.1(a) of this Indenture the maturity of the Notes is not accelerated pursuant to Section 5.2 of this Indenture, the increase in the Required Owner Trust Spread Account Amount, for any Transfer Date, shall be limited to an amount equal to the Class C Note Principal Balance.

                  SECTION 8.4. General Provisions Regarding Owner Trust Spread Account. (a) So long as the Notes have not been accelerated pursuant to
Section 5.2, all or a portion of the funds in the Owner Trust Spread Account shall be invested in Permitted Investments and reinvested by the Indenture Trustee or the Paying Agent upon Issuer Order (which Issuer Order may be upon direction of the Administrator). All income or other gain (net of losses and investment expenses) from investments of moneys deposited in the Owner Trust Spread Account shall be applied, as directed by the Administrator by an Issuer Order, (a) to the extent available, to pay the Class C Note Interest Requirement and (b) to the extent of any remaining investment proceeds, to increase the amount on deposit on the Owner Trust Spread Account. Such Issuer Order shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in the Owner Trust Spread Account unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

                  (b) Subject to Section 6.1(c), the Indenture Trustee and the Paying Agent shall not in any way be held liable by reason of any insufficiency in the Owner Trust Spread Account resulting from any loss on any Permitted Investment included therein except for losses attributable to the Indenture Trustee's or the Paying Agent's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                  (c) If (i) the Administrator shall have failed to give investment directions for any funds on deposit in the Owner Trust Spread Account to the Indenture Trustee or the Paying Agent by 11:00 a.m. New York City time (or such other time as may be agreed by the Administrator and the Indenture Trustee) on any Business Day, or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Owner Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Owner Trust Spread Account in one or more Permitted Investments. The Indenture Trustee shall not be liable for losses in respect of such investments in Permitted Investments that comply with the requirements of the Basic Documents except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                  SECTION 8.5. Release of Owner Trust Estate. (a) The Indenture Trustee shall, when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding, release any remaining portion of the Owner Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Note Distribution Account. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.5(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of
Section 11.1.

                  SECTION 8.6. Opinion of Counsel. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.5(a), accompanied by copies of any instruments involved, and the Indenture Trustee may also require as a condition of such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders; provided, however that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Owner Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                  SECTION 8.7. Treatment as Financial Assets. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to the

Owner Trust Accounts shall be treated as a financial asset. The Owner Trust Accounts shall be governed by the law of the State of New York and New York shall be the Securities Intermediary jurisdiction.

                  SECTION 8.8. Powers Coupled With an Interest. The rights and powers granted in the Article 8 to the Indenture Trustee have been granted in order to perfect its security interest in the Owner Trust Account, are powers coupled with an interest and will be affected neither by the bankruptcy or insolvency of the Issuer nor by the lapse of time.


                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

                  SECTION 9.1. Supplemental Indentures Without Consent of Noteholders. Without the consent of the Holders of any Notes but with prior notice to the Note Rating Agencies by the Issuer, when authorized by an Issuer Request, the Issuer and the Indenture Trustee at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially and adversely affect the interests of the Holders of the Notes;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI;

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; or

                  (vii) to interpose one or more special purpose entities between Chase USA and the Master Trust so that the Transferor is one or more of such special purpose entities; provided, that, any such amendment pursuant to this clause (viii) shall be made only if (a) the Rating Agency Condition is satisfied and (b) such amendment would not, but for this clause (viii), require the consent of all of the Noteholders affected by such amendment pursuant to Section 9.2 of this Indenture. Nothing in this clause (viii) of Section 9.1 shall be construed to mean that any such amendment would have required, but for such clause, the consent of any Noteholders.

The Issuer and the Indenture Trustee shall not enter into any indenture supplemental hereto if such indenture would cause either (x) the Issuer or the Master Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes or (y) a taxable event that could cause the beneficial owner of any Outstanding Amount of Notes to recognize gain or loss for such purposes.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  SECTION 9.2. Supplemental Indentures with Consent of the Noteholders. The Issuer and the Indenture Trustee, when authorized by the Issuer, also may, with prior notice to the Note Rating Agencies and with the consent of the Holders of a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the Note Rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Owner Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                  (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to sell or liquidate the Owner Trust Estate pursuant to Section 5.4;

                  (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or any of the other Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of the Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

                  (vii) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Owner Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

                  The Indenture Trustee may determine whether any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith. Any amendment, waiver or modification consented to by the Noteholders shall not be effective unless each of the Note Rating Agencies has provided confirmation to the Issuer and the Indenture Trustee that such amendment, waiver or modification shall not result in the reduction or removal of the rating of any Class of the Notes affected by such amendment, waiver or modification.

                  It shall not be necessary for any Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Noteholders shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.3. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture and the Notes affected thereby for any and all purposes.

                  SECTION 9.4. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall comply in all respects with the TIA.

                  SECTION 9.5. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so require, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                  SECTION 9.6. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.


                                   ARTICLE X

                              REDEMPTION OF NOTES

                  SECTION 10.1. Redemption. The Notes are subject to redemption in whole, but not in part, at the direction of the Depositor, on any date on which the Series Certificate is retransferred to the Transferor pursuant to Section 4 of the Series Supplement. The Issuer shall furnish each Note Rating Agency notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1, the Issuer shall furnish notice of such redemption to the Indenture Trustee no later than fifteen (15) Business Days prior to the Redemption Date, and the Issuer shall, on the related Transfer Date, deposit with the Indenture Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2 to each Holder of the Notes.

                  SECTION 10.2. Form of Redemption Notice. Notice of redemption under Section 10.1 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of the Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

                  All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price;

                  (iii) that the Record Date otherwise applicable to such Payment Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency to be maintained as provided in Section 3.2);

                  (iv) that interest on the Notes shall cease to accrue on the Redemption Date; and

                  (v) the applicable CUSIP numbers for such Notes.

                  Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Notes shall not impair or affect the validity of the redemption of any other Note.

                  SECTION 10.3. Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                  ARTICLE XI

                                 MISCELLANEOUS

                  SECTION 11.1. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants or other experts meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (i), the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                  (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, as set forth in the certificates required by clause (iii) and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                  (v) Notwithstanding Section 2.9 or any provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of the Series Certificate as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Owner Trust Accounts as and to the extent permitted or required by the Basic Documents.

                  SECTION 11.2. Form of Documents Delivered to the Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Administrator, the Depositor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Administrator, the Depositor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application, certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document (x) as a condition of the granting of such application, or (y) as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in each case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  SECTION 11.3. Actions of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, when required, to the Issuer or the Administrator. Such instrument or instruments (and the action or actions embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee, the Issuer and the Administrator, if made in the manner provided in this Section 11.3.

                  (b) The fact and date of the execution by any Noteholder of any such instrument or writing may be proved in any reasonable manner which the Indenture Trustee deems sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Noteholder shall bind every Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Indenture Trustee, the Issuer or the Administrator in reliance thereon, regardless of whether notation of such action is made upon such Note.

                  (d) The Indenture Trustee may require such additional proof of any matter referred to in this Section 11.3 as it shall deem necessary.

                  SECTION 11.4. Notices, etc., to the Indenture Trustee, the Issuer and Note Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (a) The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, telefaxed or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt by a Responsible Officer of the Indenture Trustee at its Corporate Trust Office; or

                  (b) The Issuer by the Indenture Trustee or any Noteholder shall be sufficient for every purpose hereunder if personally delivered or mailed certified mail, return receipt to the Issuer addressed to: Chase Credit Card Owner Trust 2004-1, in care of

Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee for the Chase Credit Card Owner Trust 2004-1, at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, Attention: Corporate Trust Administration or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

                  Notices required to be given to the Note Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed certified mail, return receipt requested to (i) in the case of Moody's, at the following address: Moody's Investors Service, 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Group,
(ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, Attention:
Asset Backed Surveillance Department and (iii) in the case of Fitch, at the following address: Fitch, Inc., One State Street Plaza, New York, New York 10004; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 11.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Note Rating Agencies, failure to give such notice shall not affect any other right or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

                  SECTION 11.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Indenture Trustee a copy of each such agreement, and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                  SECTION 11.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

                  The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  SECTION 11.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 11.9. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

                  SECTION 11.10 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not be affected or impaired thereby.

                  SECTION 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and (only to the extent expressly provided herein) JPMorgan Chase, the Noteholders, any other party secured hereunder, and any other person with an ownership interest in any part of the Owner Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 11.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  SECTION 11.13. GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 11.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture or to satisfy any provision of the TIA.

                  SECTION 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Depositor, the Administrator, the Transferor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles IV, V, VI and VII of the Trust Agreement.

                  SECTION 11.17. No Petition. Notwithstanding any prior termination of this Indenture, the Indenture Trustee and each Noteholder or Note Owner, by its acceptance of a Note or beneficial interest in a Note, as the case may be, hereby covenants that (a) they, shall not at any time with respect to the Issuer or the Master Trust, acquiesce, petition or otherwise invoke or cause the Issuer or the Master Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Master Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Master Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Master Trust, (b) any claim that they may have at any time against the corpus of the Master Trust that they may seek to enforce against the corpus of the Master Trust, shall be subordinate to the payment in full, including post-petition interest, in the event that the Master Trust becomes a debtor or debtor in possession in a case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, of the claims of the holders of any securities of the Master Trust and the holders of any other notes, bonds, contracts or other obligations that are related to the Master Trust and (c) they hereby irrevocably make the election afforded by Title 11 United States Code Section 1111(b)(1)(A)(i) to secured creditors to receive the treatment afforded by Title 11 United State Code Section 1111(b)(2) with respect to any secured claim that they may have at any time against the Issuer or the Master Trust.

                  SECTION 11.18. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

                  SECTION 11.9. Tax Treatment. The Issuer intends that the Notes will be treated as debt for all United States tax purposes. Each Noteholder, by acceptance of its Note, and each holder of a beneficial interest in a Note, by the acquisition of a beneficial interest therein, agree to treat the Notes as indebtedness for all United States tax purposes.

                  IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                           CHASE CREDIT CARD OWNER TRUST 2004-1

                                           By: WILMINGTON TRUST COMPANY
                                               not in its individual capacity
                                               but solely as Owner Trustee for
                                               Chase Credit Card Owner
                                               Trust 2004-1


                                           By: /s/ Janel R. Havrilla
                                               --------------------------------
                                               Name: Janel R. Havrilla
                                               Title: Financial Services
                                                      Officer



                                           THE BANK OF NEW YORK
                                           solely in its capacities as
                                           Indenture Trustee, Securities
                                           Intermediary and Transfer Agent


                                           By: /s/ James Bowden
                                               --------------------------------
                                               Name: James Bowden
                                               Title: Assistant Treasurer

                                                                      EXHIBIT A

                             FORM OF CLASS A NOTE

REGISTERED                                                     $____________ 1/
No. A-_____                                                     CUSIP NO.[  ]


                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CHASE CREDIT CARD OWNER TRUST 2004-1

                   CLASS A FLOATING RATE ASSET BACKED NOTES

                  Chase Credit Card Owner Trust 2004-1, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of ______ DOLLARS ($________), partially payable on each applicable Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $__________ and the denominator of which is $___________ by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A Notes pursuant to Section 3.1 of the Indenture on such Payment Date; provided that the entire unpaid principal amount of this Note shall be due and payable on the May 2009 Payment Date (which is May 15, 2009). The Issuer will pay interest on this Note at the rate per annum described in the Indenture, on each Payment Date until the principal of this Note is paid or made available for


---------------------

         1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Sections 2.7, 3.1 and 8.2 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from March 4, 2004. Interest will be computed on the basis of the actual number of days elapsed in a 360-day year (which is 42 days in the case of the Note Interest Period preceding the April 2004 Payment Date, which is April 15,
2004). Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: __________, ____

                                           CHASE CREDIT CARD OWNER TRUST 2004-1


                                           By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Owner Trustee

                                           By:
                                               --------------------------------
                                               Name:
                                               Title:



              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within mentioned Indenture.


Dated: ________ __, _____


                                           THE BANK OF NEW YORK
                                           not in its individual capacity but
                                           solely as Indenture Trustee


                                           By:
                                               --------------------------------
                                               Authorized Signatory

                              [REVERSE OF NOTE]


                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Floating Rate Asset Backed Notes (herein called the "Class A Notes" or the "Notes"), all issued under an Indenture dated as of March 4, 2004 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Bank of New York, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture) and as securities intermediary, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  The Issuer shall pay interest on overdue installments of interest at the Class A Note Interest Rate to the extent lawful.

                  Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee or the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee or the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Owner Trustee or the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee and the Indenture Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  It is the intent of the Depositor, the Administrator, the Issuer, the Noteholders, the Note Owners and Chase USA, that the Notes will be classified as indebtedness for all United States tax purposes. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes as indebtedness for such tax purposes.

                  Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purpose of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


-------------------------------------------------------------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


-------------------------------------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________      _________________________________________________ 1/

                           Signature Guaranteed:



---------------------

         1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                      EXHIBIT B

                             FORM OF CLASS B NOTE

REGISTERED                                                     $____________ 1/
No. B-_____                                                     CUSIP NO.[  ]

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CHASE CREDIT CARD OWNER TRUST 2004-1

                   CLASS B FLOATING RATE ASSET BACKED NOTES

                  Chase Credit Card Owner Trust 2004-1, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of ___________ DOLLARS ($_________), partially payable on each applicable Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $________ and the denominator of which is $________ by the (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class B Notes pursuant to Section 3.1 of the Indenture on such Payment Date; provided that the entire unpaid principal amount of this Note shall be due and payable on the May 2009 Payment Date (which is May 15, 2009). No payments of principal of the Class B Notes will be made until the principal of the Class A Notes has been paid in full. The Issuer will pay interest on this Note at the rate per annum described in the Indenture, on each Payment Date until the principal of this Note is paid



---------------------

         1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Sections 2.7, 3.1 and 8.2 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from March 4, 2004. Interest will be computed on the basis of the actual number of days elapsed in a 360-day year (which is 42 days in the case of the Note Interest Period preceding the April 2004 Payment Date, which is April 15, 2004). Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: ________ __, ____

                                           CHASE CREDIT CARD OWNER TRUST 2004-1


                                           By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Owner Trustee


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:


              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated: ________ __, _____


                                           THE BANK OF NEW YORK
                                           not in its individual capacity but
                                             solely as Indenture Trustee


                                           By:
                                               --------------------------------
                                               Authorized Signatory

                              [REVERSE OF NOTE]


                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B Floating Rate Asset Backed Notes (herein called the "Class B Notes" or the "Notes"), all issued under an Indenture dated as of March 4, 2004 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Bank of New York, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture) and as securities intermediary, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  The Issuer shall pay interest on overdue installments of interest at the Class B Note Interest Rate to the extent lawful.

                  Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee or the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee or the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Owner Trustee or the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee and the Indenture Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  It is the intent of the Depositor, the Administrator, the Issuer, the Noteholders, the Note Owners and Chase USA that the Notes will be classified as indebtedness for all United States tax purposes. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes as indebtedness for such tax purposes.

                  Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purpose of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee


-------------------------------------------------------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


-------------------------------------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: _______________     _________________________________________________ 1/

                           Signature Guaranteed:




                           _________________________________________________



---------------------

         1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                      EXHIBIT C

                             FORM OF CLASS C NOTE

REGISTERED                                                       $__________ 1/
No. C-_____                                                       CUSIP NO[  ].

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CHASE CREDIT CARD OWNER TRUST 2004-1

                   CLASS C FLOATING RATE ASSET BACKED NOTES

                  Chase Credit Card Owner Trust 2004-1, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of _____________ DOLLARS ($________), partially payable on each applicable Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $________ and the denominator of which is $________ by the (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class C Notes pursuant to Section 3.1 of the Indenture on such Payment Date; provided that the entire unpaid principal amount of this Note shall be due and payable on the May 2009 Payment Date (which is May 15, 2009). No payments of principal of the Class C Notes will be made until the principal of the Class A Notes and the Class B Notes have been paid in full. The Issuer will pay interest on this Note at the rate per annum described in the Indenture, on each Payment Date until the principal



---------------------

         1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Sections 2.7, 3.1 and 8.2 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from March 4, 2004. Interest will be computed on the basis of the actual number of days elapsed in a 360-day year (which is 42 days in the case of the Note Interest Period preceding the April 2004 Payment Date, which is April 15, 2004). Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: ____________ __, ____


                                           CHASE CREDIT CARD OWNER TRUST 2004-1

                                           By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Owner Trustee

                                           By:
                                               --------------------------------
                                               Name:
                                               Title:


              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated: ________ __, ____


                                           THE BANK OF NEW YORK
                                           not in its individual capacity but
                                           solely as Indenture Trustee


                                           By:
                                               --------------------------------
                                               Authorized Signatory

                              [REVERSE OF NOTE]


                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class C Floating Rate Asset Backed Notes (herein called the "Class C Notes" or the "Notes"), all issued under an Indenture dated as of March 4, 2004 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Bank of New York, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture) and as securities intermediary, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  The Issuer shall pay interest on overdue installments of interest at the Class C Note Interest Rate to the extent lawful.

                  Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee or the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee or the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Owner Trustee or the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee and the Indenture Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  It is the intent of the Depositor, the Administrator, the Issuer, the Noteholders, the Note Owners and Chase USA that, the Notes will be classified as indebtedness for all United States tax purposes. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes as indebtedness for such tax purposes.

                  Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Wilmington Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purpose of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee


-------------------------------------------------------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


-------------------------------------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ______________      _________________________________________________ 1/

                           Signature Guaranteed:




                           _________________________________________________




---------------------

         1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                      EXHIBIT D


                     FORM OF DTC LETTER OF REPRESENTATIONS